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                                  Exhibit 32.2

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Allan Esrine, Vice President and Chief Financial Officer of Biofarm, Inc. (the "Company"), hereby certify to my knowledge that:

     (1) The Company's periodic report on Form 10-QSB for the period ended July 31, 2003 (the "Form 10-QSB") fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934, as amended; and



     (2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

BIOFARM, INC.                                     Allan Esrine
(Registrant)                                      ---------------------------
                                                  Allan Esrine
                                                  Chief Financial Officer
Dated:   September 12, 2003